UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05178

Name of Fund: Merrill Lynch Equity Dividend Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Equity Dividend Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/06

Date of reporting period: 08/01/05 - 07/31/06

Item 1 - Report to Stockholders

Annual Report
July 31, 2006

Merrill Lynch
Equity Dividend Fund

Merrill Lynch Equity Dividend Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close around the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Trustees and shareholders have approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Sector Representation as a Percent of Total Investments as of July 31, 2006

A pie graph depicting Sector Representation as a Percent of Total Investments as of July 31, 2006

Energy                                                                     18.8%
Financials                                                                 16.5%
Materials                                                                  13.1%
Utilities                                                                  11.6%
Industrials                                                                10.4%
Consumer Staples                                                            5.3%
Telecommunication Services                                                  5.1%
Consumer Discretionary                                                      3.6%
Health Care                                                                 2.7%
Information Technology                                                      1.2%
Other*                                                                     11.7%

*     Includes portfolio holdings in short-term investments.

      For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.


2       MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected around the end of the third quarter of 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006          3

A Discussion With Your Fund's Portfolio Manager

      The Fund significantly outperformed the S&P 500 Index and its comparable Lipper category average for the period, benefiting primarily from strong stock selection in favored industries.

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2006, Merrill Lynch Equity Dividend Fund's Class A, Class B, Class C, Class I and Class R Shares posted total returns of +14.42%, +13.48%, +13.56%, +14.68% and +14.18%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +5.38%, and its comparable Lipper category of Equity Income Funds had an average return of +8.32%. (Funds in this Lipper category seek relatively high current income and growth of income by investing 60% or more of their assets in dividend-paying equity securities.)

Rising short-term interest rates and higher energy prices continued to cause volatility in the U.S. equity markets during the past 12 months. Crude oil prices rose sharply in the aftermath of Hurricanes Katrina and Rita in the third quarter of 2005, sparking heightened inflation fears and prompting the Federal Reserve Board (the Fed) to remain vigilant in its monetary tightening campaign. Although prices eased in late 2005 and early 2006 as some of the damaged Gulf Coast refineries resumed operations, crude oil prices remain at record-high levels in the area of $70 per barrel. For its part, the Fed increased interest rates eight times during the period, and a total of 17 times since June 2004, bringing the short-term interest rate target to 5.25%. Dr. Ben Bernanke assumed the role of Fed chairman on January 31 and sought to gain credibility as an inflation fighter, continuing the two-year rate-hiking campaign through the first half of 2006, before taking a pause on August 8.

Late in the period, U.S. equity markets experienced their first double-digit correction in nearly four years. In the first quarter of 2006, the S&P 500 Index's 4.21% advance was the highest since the fourth quarter of 2004 (+9.23%) and the best first quarter since 1999 (+4.98%). However, volatility in the second quarter took on a more negative spin as global equity markets entered a correction phase in mid-May, driving the S&P 500 down 1.44% for the quarter. Still, corporate earnings continued to come in strong and the market managed to post a positive return for the 12 months overall.

Amid these somewhat challenging conditions, the Fund significantly outperformed the broad-market S&P 500 Index and its comparable Lipper category average for the fiscal year. Effective stock selection in the energy, materials and utility sectors enhanced portfolio returns. Within the energy sector, performance benefited from our holdings in two U.S. coal miners, Consol Energy, Inc. and Peabody Energy Corp., and Canada's Cameco Corp., a uranium mining company.

In the materials sector, performance benefited as the share price of our holding in Falconbridge Limited, a Canadian copper mining and processing company, rose amid a takeover battle between Inco Limited, a Canadian industrial metals and minerals company, and Xstrata Plc, a Swiss coal mining and processing company. Our holdings in two Australian companies, steel producer BlueScope Steel Ltd. and metals & mining company BHP Billiton Ltd., also had a positive effect on Fund performance. In the utility sector, TXU Corp. posted a strong return in the second quarter following the announcement of its expansion plans for coal-fired electricity generation.

The Fund's underweight position versus the benchmark in financials also aided relative returns, as inflationary fears continued to extend the Fed's monetary tightening cycle. Notably, we began to reduce the underweight position in financials late in the period.

What changes were made to the portfolio during the period?

During the first six months of 2006, we increased the Fund's weighting in integrated oil companies, adding to our existing positions in Chevron Corp. and Marathon Oil Corp. We also initiated a holding in Occidental Petroleum Corp. following the reduction of our position in EnCana Corp., which is leveraged to natural gas. We currently prefer oil-leveraged integrated companies in the energy sector, as we believe natural gas producers may face some difficulties given the high levels of natural gas that accumulated in storage amid last winter's record-warm temperatures.


4       MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

We also added to the Fund's holdings in telecommunication services by establishing new positions in AT&T, Inc., BellSouth Corp., TELUS Corp. and Verizon Communications, Inc., although we reduced exposure to Sprint given its less attractive yield. The telecommunications sector has seen more stability in business trends, leading to the potential for positive earnings revisions. In our view, valuations for the sector did not reflect these positive trends.

We increased the Fund's allocation to financials by adding to several of our existing holdings, including Bank of America Corp., Wachovia Corp. and Wells Fargo & Company. We had underweighted the financial sector during the period of rising interest rates. However, we believe that softening in the housing sector may lead the Fed closer to the end of its cycle of increasing short-term interest rates, and this should benefit companies in the sector. Although the Fed opted not to increase interest rates at its meeting on August 8, it has indicated that it will look to the economic data to guide its rate decisions going forward.

Finally, given perceived strength in the global economy, we increased the Fund's exposure to economically sensitive stocks with the purchase of diversified chemicals companies Air Products & Chemicals, Inc. and E.I. du Pont de Nemours & Co. and diversified technology firm 3M Company. Other new investments included Tim Horton's, Inc., a Canadian coffee chain, and Pfizer, Inc., an international drug manufacturer.

How would you characterize the Fund's position at the close of the period?

The Fund remains leveraged to sectors benefiting from the ongoing global economic expansion, particularly in countries that are selling commodities to fuel China's industrialization. We also maintain exposure to companies that manufacture the industrial equipment needed to alleviate the shortfalls in materials (such as iron ore and copper) that arose from a lack of investment in mining these materials during the 1990s.

The Fund ended the period underweight in the financial sector, as we believe the Fed's pause may be temporary given continued economic growth and some signs of wage inflation. In addition, the Fund also ended the period with relatively low exposure to consumer discretionary stocks, based on our belief that rising healthcare and energy costs will cut into consumers' purchasing power.

Robert M. Shearer
Vice President and Portfolio Manager

August 25, 2006


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006          5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                     6-Month          12-Month           10-Year          Standardized
As of July 31, 2006                                Total Return     Total Return      Total Return        30-Day Yield
======================================================================================================================
ML Equity Dividend Fund Class A Shares*               +4.47%           +14.42%           +193.53%             1.65%
----------------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class B Shares*               +4.05            +13.48            +176.02              0.99
----------------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class C Shares*               +4.11            +13.56            +171.56              0.98
----------------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class I Shares*               +4.59            +14.68            +200.96              1.98
----------------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class R Shares*               +4.34            +14.18            +188.89              1.49
----------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                    +0.67            + 5.38            +134.08                --
----------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I & Class R Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1996 to July 2006:

         ML Equity Dividend    ML Equity Dividend     ML Equity Dividend    ML Equity Dividend    ML Equity Dividend
                    Fund+--               Fund+--                Fund+--               Fund+--               Fund+--        S&P 500
            Class A Shares*       Class B Shares*        Class C Shares*       Class I Shares*       Class R Shares*        Index++
7/96                $ 9,475               $10,000                $10,000               $10,000               $10,000        $10,000
7/97                $13,264               $13,890                $13,884               $14,042               $13,973        $15,214
7/98                $14,834               $15,410                $15,405               $15,731               $15,575        $18,148
7/99                $16,893               $17,408                $17,401               $17,957               $17,691        $21,814
7/00                $16,103               $16,469                $16,462               $17,161               $16,822        $23,772
7/01                $17,731               $18,004                $17,995               $18,959               $18,493        $20,366
7/02                $15,998               $16,122                $16,105               $17,137               $16,632        $15,554
7/03                $16,912               $16,894                $16,893               $18,161               $17,647        $17,209
7/04                $20,005               $19,853                $19,832               $21,550               $20,858        $19,476
7/05                $24,307               $24,123                $23,913               $26,243               $25,302        $22,212
7/06                $27,812               $27,602                $27,156               $30,096               $28,889        $23,408

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Equity Dividend Fund invests primarily in companies with a continuous record of paying dividends.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/06                               +14.42%         + 8.41%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                             + 9.42          + 8.25
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +11.37          +10.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Return          Return
                                                  Without CDSC     With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 7/31/06                               +13.48%         + 9.48%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                             + 8.57          + 8.28
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +10.69          +10.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Return          Return
                                                  Without CDSC     With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 7/31/06                               +13.56%         +12.56%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                             + 8.58          + 8.58
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +10.51          +10.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                       Return
================================================================================
One Year Ended 7/31/06                                               +14.68%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                             + 9.68
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                              +11.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                       Return
================================================================================
One Year Ended 7/31/06                                               +14.18%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                             + 9.33
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                              +11.19
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006          7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2006 and held through July 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 Expenses Paid
                                                           Beginning            Ending         During the Period*
                                                         Account Value       Account Value      February 1, 2006
                                                        February 1, 2006     July 31, 2006      to July 31, 2006
=================================================================================================================
Actual
=================================================================================================================
Class A                                                    $   1,000           $1,044.70            $    5.31
-----------------------------------------------------------------------------------------------------------------
Class B                                                    $   1,000           $1,040.50            $    9.16
-----------------------------------------------------------------------------------------------------------------
Class C                                                    $   1,000           $1,041.10            $    9.16
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $   1,000           $1,045.90            $    4.06
-----------------------------------------------------------------------------------------------------------------
Class R                                                    $   1,000           $1,043.40            $    6.56
=================================================================================================================
Hypothetical (5% annual return before expenses)**
=================================================================================================================
Class A                                                    $   1,000           $1,019.30            $    5.25
-----------------------------------------------------------------------------------------------------------------
Class B                                                    $   1,000           $1,015.53            $    9.04
-----------------------------------------------------------------------------------------------------------------
Class C                                                    $   1,000           $1,015.53            $    9.04
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $   1,000           $1,020.53            $    4.01
-----------------------------------------------------------------------------------------------------------------
Class R                                                    $   1,000           $1,018.08            $    6.48
-----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.06% for Class A, 1.83% for Class B, 1.83% for Class C, .81% for Class I and 1.31% for Class R), multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held        Value
===============================================================================
Europe
-------------------------------------------------------------------------------
France--1.9%
            Chemicals--0.0%
            Arkema (a)(e)                                5,265     $    203,851
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--1.9%
            Total SA (a)                               220,500       15,044,715
            -------------------------------------------------------------------
            Total Common Stocks in France                            15,248,566
===============================================================================
Sweden--0.9%
            Household Durables--0.9%
            Electrolux AB Series B                     276,900        4,007,680
            Husqvarna AB (e)                           264,500        2,839,103
            -------------------------------------------------------------------
            Total Common Stocks in Sweden                             6,846,783
===============================================================================
United Kingdom--2.2%
            Beverages--1.0%
            Diageo Plc                                 462,300        8,122,186
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--1.2%
            BP Plc (a)                                 125,500        9,101,260
            -------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                17,223,446
            ===================================================================
            Total Common Stocks in Europe--5.0%                      39,318,795
===============================================================================

===============================================================================
Latin America
-------------------------------------------------------------------------------
Cayman Islands--0.3%
            Insurance--0.3%
            XL Capital Ltd. Class A                     41,300        2,630,810
            -------------------------------------------------------------------
            Total Common Stocks in
            Latin America--0.3%                                       2,630,810
===============================================================================

===============================================================================
North America
-------------------------------------------------------------------------------
Canada--7.6%
            Commercial Banks--2.0%
            Bank of Montreal                           142,300        8,051,391
            National Bank of Canada                    140,400        7,273,099
                                                                   ------------
                                                                     15,324,490
            -------------------------------------------------------------------
            Diversified Telecommunication
            Services--1.0%
            BCE, Inc.                                  178,373        4,074,039
            TELUS Corp. (Non-Voting Shares)             93,800        3,947,028
                                                                   ------------
                                                                      8,021,067
            -------------------------------------------------------------------
            Metals & Mining--2.6%
            Alcan, Inc.                                 85,900        3,930,784
            Barrick Gold Corp.                         119,100        3,660,725
            Noranda, Inc.                              191,000       10,522,955
            Teck Cominco Ltd. Class B                   34,100        2,259,757
                                                                   ------------
                                                                     20,374,221
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--2.0%
            Cameco Corp.                               341,200       13,611,774
            EnCana Corp.                                40,000        2,160,230
                                                                   ------------
                                                                     15,772,004
            -------------------------------------------------------------------
            Total Common Stocks in Canada                            59,491,782
===============================================================================
United States--72.9%
            Aerospace & Defense--4.9%
            General Dynamics Corp.                     115,000        7,707,300
            Northrop Grumman Corp.                     111,000        7,347,090
            Raytheon Co.                               229,300       10,334,551
            Rockwell Collins, Inc.                      63,400        3,383,658
            United Technologies Corp.                  153,100        9,521,289
                                                                   ------------
                                                                     38,293,888
            -------------------------------------------------------------------
            Beverages--0.4%
            The Coca-Cola Co.                           79,900        3,555,550
            -------------------------------------------------------------------
            Capital Markets--0.8%
            Ameriprise Financial, Inc.                   7,860          350,556
            The Bank of New York Co., Inc.              34,500        1,159,545
            Morgan Stanley                              77,500        5,153,750
                                                                   ------------
                                                                      6,663,851
            -------------------------------------------------------------------
            Chemicals--3.0%
            Air Products & Chemicals, Inc.              56,900        3,637,617
            The Dow Chemical Co.                        54,400        1,881,152
            E.I. du Pont de Nemours & Co.              158,600        6,290,076
            Lyondell Chemical Co.                       94,500        2,104,515
            Olin Corp.                                  98,400        1,577,352
            Praxair, Inc.                               49,300        2,703,612
            Rohm & Haas Co.                            111,000        5,119,320
                                                                   ------------
                                                                     23,313,644
            -------------------------------------------------------------------
            Commercial Banks--3.9%
            PNC Financial Services Group, Inc.          49,400        3,499,496
            SunTrust Banks, Inc.                        44,400        3,501,828
            U.S. Bancorp                               197,800        6,329,600
            Wachovia Corp.                             123,000        6,596,490
            Wells Fargo & Co.                          147,200       10,648,448
                                                                   ------------
                                                                     30,575,862
            -------------------------------------------------------------------
            Commercial Services &
            Supplies--0.5%
            RR Donnelley & Sons Co.                     67,800        1,979,082
            Synagro Technologies, Inc.                 445,000        1,766,650
                                                                   ------------
                                                                      3,745,732
            -------------------------------------------------------------------
            Computers & Peripherals--1.2%
            Hewlett-Packard Co.                        172,500        5,504,475
            International Business Machines Corp.       51,700        4,002,097
                                                                   ------------
                                                                      9,506,572
            -------------------------------------------------------------------
            Consumer Finance--0.3%
            American Express Co.                        43,000        2,238,580
            -------------------------------------------------------------------
            Containers & Packaging--0.8%
            Temple-Inland, Inc.                        142,100        6,044,934
            -------------------------------------------------------------------
            Diversified Financial
            Services--5.9%
            Bank of America Corp.                      389,612       20,076,706
            Citigroup, Inc.                            340,900       16,468,879
            JPMorgan Chase & Co.                       215,500        9,831,110
                                                                   ------------
                                                                     46,376,695
            -------------------------------------------------------------------


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006          9

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held        Value
===============================================================================
North America (continued)
-------------------------------------------------------------------------------
United States (continued)
            Diversified Telecommunication
            Services--3.9%
            AT&T, Inc.                                 327,300     $  9,815,727
            BellSouth Corp.                            165,000        6,463,050
            Verizon Communications, Inc.               394,100       13,328,462
            Windstream Corp.                            56,264          704,990
                                                                   ------------
                                                                     30,312,229
            -------------------------------------------------------------------
            Electric Utilities--4.0%
            American Electric Power Co., Inc.           68,400        2,470,608
            Exelon Corp.                                93,100        5,390,490
            FPL Group, Inc.                             86,000        3,710,040
            FirstEnergy Corp.                           76,400        4,278,400
            ITC Holdings Corp.                           3,100           96,441
            Northeast Utilities                        119,600        2,679,040
            PPL Corp.                                  188,600        6,416,172
            Pinnacle West Capital Corp.                 50,900        2,189,209
            The Southern Co.                           119,600        4,040,088
                                                                   ------------
                                                                     31,270,488
            -------------------------------------------------------------------
            Electrical Equipment--0.5%
            Rockwell Automation, Inc.                   60,100        3,724,998
            -------------------------------------------------------------------
            Energy Equipment &
            Services--2.3%
            GlobalSantaFe Corp.                         59,800        3,284,814
            Halliburton Co.                            241,800        8,066,448
            Schlumberger Ltd.                          102,600        6,858,810
                                                                   ------------
                                                                     18,210,072
            -------------------------------------------------------------------
            Food & Staples Retailing--0.2%
            Wal-Mart Stores, Inc.                       35,900        1,597,550
            -------------------------------------------------------------------
            Food Products--0.7%
            General Mills, Inc.                         44,600        2,314,740
            HJ Heinz Co.                                60,900        2,555,973
            Reddy Ice Holdings, Inc.                    24,600          548,088
                                                                   ------------
                                                                      5,418,801
            -------------------------------------------------------------------
            Gas Utilities--1.5%
            AGL Resources, Inc.                         86,600        3,379,133
            Equitable Resources, Inc.                  175,000        6,301,750
            National Fuel Gas Co.                       48,200        1,790,148
                                                                   ------------
                                                                     11,471,031
            -------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure--0.4%
            Tim Hortons, Inc. (f)                      137,600        3,431,744
            -------------------------------------------------------------------
            Household Durables--0.4%
            Newell Rubbermaid, Inc.                    124,800        3,289,728
            -------------------------------------------------------------------
            Household Products--2.5%
            Clorox Co.                                 102,800        6,161,832
            Kimberly-Clark Corp.                        81,400        4,969,470
            The Procter & Gamble Co.                   154,200        8,666,040
                                                                   ------------
                                                                     19,797,342
            -------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders--1.9%
            TXU Corp.                                  226,600       14,554,518
            -------------------------------------------------------------------
            Industrial Conglomerates--2.7%
            3M Co.                                      81,600        5,744,640
            General Electric Co.                       476,600       15,580,054
                                                                   ------------
                                                                     21,324,694
            -------------------------------------------------------------------
            Insurance--2.4%
            Lincoln National Corp.                     119,500        6,773,260
            Marsh & McLennan Cos., Inc.                 67,900        1,835,337
            The St. Paul Travelers Cos., Inc.          222,394       10,185,645
                                                                   ------------
                                                                     18,794,242
            -------------------------------------------------------------------
            Machinery--2.0%
            Caterpillar, Inc.                          119,800        8,490,226
            Deere & Co.                                 99,900        7,249,743
                                                                   ------------
                                                                     15,739,969
            -------------------------------------------------------------------
            Marine--0.2%
            Eagle Bulk Shipping, Inc.                   92,700        1,309,851
            -------------------------------------------------------------------
            Media--1.5%
            CBS Corp. Class B                          229,000        6,281,470
            The McGraw-Hill Cos., Inc.                 102,700        5,782,010
                                                                   ------------
                                                                     12,063,480
            -------------------------------------------------------------------
            Metals & Mining--0.4%
            Newmont Mining Corp.                        18,200          932,386
            Southern Copper Corp.                       22,600        2,180,900
                                                                   ------------
                                                                      3,113,286
            -------------------------------------------------------------------
            Multi-Utilities--4.6%
            Ameren Corp.                                64,400        3,316,600
            Consolidated Edison, Inc.                   31,900        1,495,153
            Dominion Resources, Inc.                   106,800        8,381,664
            Duke Energy Corp.                          240,120        7,280,438
            KeySpan Corp.                               51,100        2,057,797
            PG&E Corp.                                  64,300        2,680,024
            Public Service Enterprise Group, Inc.       77,300        5,212,339
            Sempra Energy                               61,900        2,987,294
            Wisconsin Energy Corp.                      60,000        2,532,000
                                                                   ------------
                                                                     35,943,309
            -------------------------------------------------------------------
            Multiline Retail--0.2%
            Federated Department Stores                 40,419        1,419,076
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--12.0%
            Chevron Corp.                              166,888       10,977,893
            ConocoPhillips                             213,600       14,661,504
            Consol Energy, Inc.                        237,600        9,779,616
            Exxon Mobil Corp.                          328,100       22,225,494
            Marathon Oil Corp.                          97,400        8,828,336
            Murphy Oil Corp.                           131,200        6,751,552
            Occidental Petroleum Corp.                  55,400        5,969,350
            Peabody Energy Corp.                       300,000       14,970,000
                                                                   ------------
                                                                     94,163,745
            -------------------------------------------------------------------
            Paper & Forest Products--1.7%
            International Paper Co.                    135,100        4,637,983
            MeadWestvaco Corp.                         115,800        3,024,696
            Neenah Paper, Inc.                           2,127           62,619
            Weyerhaeuser Co.                            96,200        5,643,092
                                                                   ------------
                                                                     13,368,390
            -------------------------------------------------------------------


10      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held        Value
===============================================================================
North America (concluded)
-------------------------------------------------------------------------------
United States (concluded)
            Personal Products--0.5%
            Avon Products, Inc.                        144,200     $  4,180,358
            -------------------------------------------------------------------
            Pharmaceuticals--2.7%
            Abbott Laboratories                         73,700        3,520,649
            Bristol-Myers Squibb Co.                   126,600        3,034,602
            Johnson & Johnson                           36,100        2,258,055
            Merck & Co., Inc.                           79,300        3,193,411
            Pfizer, Inc.                               170,900        4,441,691
            Wyeth                                      102,500        4,968,175
                                                                   ------------
                                                                     21,416,583
            -------------------------------------------------------------------
            Real Estate Investment
            Trusts (REITs)--1.2%
            Kimco Realty Corp.                          84,000        3,296,160
            Simon Property Group, Inc.                  33,700        2,882,361
            Taubman Centers, Inc.                       77,500        3,216,250
                                                                   ------------
                                                                      9,394,771
            -------------------------------------------------------------------
            Specialty Retail--0.3%
            Limited Brands                              87,600        2,204,016
            -------------------------------------------------------------------
            Thrifts & Mortgage
            Finance--0.1%
            Freddie Mac                                 19,500        1,128,270
            -------------------------------------------------------------------
            Wireless Telecommunication
            Services--0.4%
            Alltel Corp.                                54,400        3,001,248
            -------------------------------------------------------------------
            Total Common Stocks in the
            United States                                           571,959,097
            ===================================================================
            Total Common Stocks in
            North America--80.5%                                    631,450,879
===============================================================================

===============================================================================
Pacific Basin/Asia
-------------------------------------------------------------------------------
Australia--4.6%
            Metals & Mining--4.6%
            Alumina Ltd.                               858,500        4,190,629
            BHP Billiton Ltd.                          619,200       13,176,689
            BlueScope Steel Ltd.                     1,450,400        7,613,386
            Rio Tinto Ltd.                             186,270       10,614,066
            -------------------------------------------------------------------
            Total Common Stocks in Australia                         35,594,770
===============================================================================
China--0.4%
            Metals & Mining--0.4%
            Aluminum Corp. of China Ltd. (a)            48,980        3,295,864
            -------------------------------------------------------------------
            Total Common Stocks in China                              3,295,864
            ===================================================================
            Total Common Stocks in the
            Pacific Basin/Asia--5.0%                                 38,890,634
            ===================================================================
            Total Common Stocks
            (Cost--$492,570,313)--90.8%                             712,291,118
===============================================================================

                           Short-Term               Beneficial
                           Securities                 Interest
===============================================================================
            Merrill Lynch Liquidity Series, LLC,
              Cash Sweep Series I, 5.07% (b)(c)    $91,137,047       91,137,047
            Merrill Lynch Liquidity Series, LLC,
              Money Market Series, 5.33% (b)(c)(d)   3,577,600        3,577,600
            -------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$94,714,647)--12.1%                               94,714,647
===============================================================================
            Total Investments
            (Cost--$587,284,960*)--102.9%                           807,005,765

            Liabilities in Excess of Other Assets--(2.9%)           (22,936,781)
                                                                   ------------
            Net Assets--100.0%                                     $784,068,984
                                                                   ============
-------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 587,284,967
                                                                  =============
      Gross unrealized appreciation ...............               $ 227,803,457
      Gross unrealized depreciation ...............                  (8,082,659)
                                                                  -------------
      Net unrealized appreciation .................               $ 219,720,798
                                                                  =============

(a)   Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net          Interest
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                         $ 44,045,179      $2,532,983
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                         $ (1,696,000)     $   75,507
      --------------------------------------------------------------------------

(c)   Represents the current yield as of July 31, 2006.
(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Non-income producing security.
(f)   Security, or a portion of security, is on loan.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry and geographic classifications are unaudited.
o     Forward foreign exchange contracts as of July 31, 2006 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign Currency                     Settlement              Appreciation
      Purchased                               Date                (Depreciation)
      --------------------------------------------------------------------------
      AUD           1,650,323              August 2006               $  (870)
      CAD           1,275,765              August 2006                 3,173
      GBP             194,459              August 2006                   244
      SEK           1,308,412              August 2006                   452
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange
      Contracts--Net (USD Commitment--$2,934,717)                    $ 2,999
                                                                     =======

o     Currency Abbreviations:

      AUD   Australian Dollar
      CAD   Canadian Dollar
      GBP   British Pound
      SEK   Swedish Krona
      USD   U.S. Dollar

      See Notes to Financial Statements.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         11

Statement of Assets and Liabilities

As of July 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Investments in unaffiliated securities, at value (including
                   securities loaned of $3,431,744) (identified cost--$492,570,313) ........                           $712,291,118
                  Investments in affiliated securities, at value (identified
                   cost--$94,714,647) ......................................................                             94,714,647
                  Unrealized appreciation on forward foreign exchange contracts ............                                  3,869
                  Cash .....................................................................                                 10,677
                  Foreign cash (cost--$13,118) .............................................                                 13,167
                  Receivables:
                     Beneficial interest sold ..............................................       $  5,486,770
                     Securities sold .......................................................          1,148,189
                     Dividends .............................................................          1,040,258
                     Securities lending ....................................................             31,050           7,706,267
                                                                                                   ------------
                  Prepaid expenses .........................................................                                 22,473
                                                                                                                       ------------
                  Total assets .............................................................                            814,762,218
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                  Collateral on securities loaned, at value ................................                              3,577,600
                  Unrealized depreciation on forward foreign exchange contracts ............                                    870
                  Payables:
                     Securities purchased ..................................................         25,197,556
                     Beneficial interest redeemed ..........................................          1,100,193
                     Investment adviser ....................................................            385,753
                     Distributor ...........................................................            239,153
                     Other affiliates ......................................................             79,342          27,001,997
                                                                                                   ------------
                  Accrued expenses and other liabilities ...................................                                112,767
                                                                                                                       ------------
                  Total liabilities ........................................................                             30,693,234
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets ...............................................................                           $784,068,984
                                                                                                                       ============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                  Class A Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...................................                           $  1,618,873
                  Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...................................                                485,050
                  Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...................................                                801,397
                  Class I Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...................................                              1,607,338
                  Class R Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...................................                                 58,997
                  Paid-in capital in excess of par .........................................                            556,944,310
                  Undistributed investment income--net .....................................       $  1,044,884
                  Undistributed realized capital gains--net                                           1,785,223
                  Unrealized appreciation--net .............................................        219,722,912
                                                                                                   ------------
                  Total accumulated earnings--net ..........................................                            222,553,019
                                                                                                                       ------------
                  Net Assets ...............................................................                           $784,068,984
                                                                                                                       ============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Class A--Based on net assets of $278,232,824 and 16,188,732
                   shares of beneficial interest outstanding ...............................                           $      17.19
                                                                                                                       ============
                  Class B--Based on net assets of $83,642,518 and 4,850,499
                   shares of beneficial interest outstanding ...............................                           $      17.24
                                                                                                                       ============
                  Class C--Based on net assets of $135,556,719 and 8,013,969
                   shares of beneficial interest outstanding ...............................                           $      16.92
                                                                                                                       ============
                  Class I--Based on net assets of $276,433,160 and 16,073,377
                   shares of beneficial interest outstanding ...............................                           $      17.20
                                                                                                                       ============
                  Class R--Based on net assets of $10,203,763 and 589,971
                   shares of beneficial interest outstanding ...............................                           $      17.30
                                                                                                                       ============

      See Notes to Financial Statements.


12      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Statement of Operations

For the Year Ended July 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                  Dividends (net of $261,890 foreign withholding tax) ......................                           $ 16,433,096
                  Interest (including $2,532,983 from affiliates) ..........................                              2,663,519
                  Securities lending--net ..................................................                                 75,507
                                                                                                                       ------------
                  Total income .............................................................                             19,172,122
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment advisory fees .................................................       $  3,935,627
                  Account maintenance and distribution fees--Class C .......................          1,044,703
                  Account maintenance and distribution fees--Class B .......................            813,666
                  Account maintenance fees--Class A ........................................            578,257
                  Transfer agent fees--Class I .............................................            307,441
                  Transfer agent fees--Class A .............................................            305,970
                  Accounting services ......................................................            229,861
                  Transfer agent fees--Class C .............................................            155,395
                  Transfer agent fees--Class B .............................................            120,741
                  Registration fees ........................................................             93,985
                  Printing and shareholder reports .........................................             62,846
                  Professional fees ........................................................             61,268
                  Trustees' fees and expenses ..............................................             44,722
                  Custodian fees ...........................................................             42,462
                  Account maintenance fees--Class R ........................................             32,573
                  Transfer agent fees--Class R .............................................              8,535
                  Pricing fees .............................................................              7,048
                  Other ....................................................................             35,751
                                                                                                   ------------
                  Total expenses ...........................................................                              7,880,851
                                                                                                                       ------------
                  Investment income--net ...................................................                             11,291,271
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                  Realized gain (loss) on:
                     Investments--net ......................................................          2,677,898
                     Foreign currency transactions--net ....................................            (75,135)          2,602,763
                                                                                                   ------------
                  Change in unrealized appreciation on:
                     Investments--net ......................................................         73,290,966
                     Foreign currency transactions--net ....................................              1,878          73,292,844
                                                                                                   --------------------------------
                  Total realized and unrealized gain--net ..................................                             75,895,607
                                                                                                                       ------------
                  Net Increase in Net Assets Resulting from Operations .....................                           $ 87,186,878
                                                                                                                       ============

      See Notes to Financial Statements.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         13

Statements of Changes in Net Assets

                                                                                                          For the Year Ended
                                                                                                               July 31,
                                                                                                   --------------------------------
Increase (Decrease) in Net Assets:                                                                     2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment income--net ...................................................       $ 11,291,271        $  5,951,056
                  Realized gain--net .......................................................          2,602,763           6,253,224
                  Change in unrealized appreciation--net ...................................         73,292,844          70,780,082
                                                                                                   --------------------------------
                  Net increase in net assets resulting from operations .....................         87,186,878          82,984,362
                                                                                                   --------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment income--net:
                     Class A ...............................................................         (3,996,640)         (2,220,461)
                     Class B ...............................................................           (735,036)           (474,038)
                     Class C ...............................................................         (1,084,933)           (470,812)
                     Class I ...............................................................         (4,550,788)         (2,593,821)
                     Class R ...............................................................           (104,414)            (21,970)
                  Realized gain--net:
                     Class A ...............................................................           (409,012)                 --
                     Class B ...............................................................           (150,737)                 --
                     Class C ...............................................................           (181,425)                 --
                     Class I ...............................................................           (398,783)                 --
                     Class R ...............................................................             (8,399)                 --
                                                                                                   --------------------------------
                  Net decrease in net assets resulting from dividends and
                   distributions to shareholders ...........................................        (11,620,167)         (5,781,102)
                                                                                                   --------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                  Net increase in net assets derived from beneficial interest
                   transactions ............................................................        168,442,763         108,000,742
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Total increase in net assets .............................................        244,009,474         185,204,002
                  Beginning of year ........................................................        540,059,510         354,855,508
                                                                                                   --------------------------------
                  End of year* .............................................................       $784,068,984        $540,059,510
                                                                                                   ================================
                          * Undistributed investment income--net ...........................       $  1,044,884        $    300,603
                                                                                                   ================================

      See Notes to Financial Statements.


14      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Financial Highlights

                                                                                       Class A
The following per share data                         ----------------------------------------------------------------------------
and ratios have been derived                                                  For the Year Ended July 31,
from information provided in                         ----------------------------------------------------------------------------
the financial statements.                               2006             2005             2004             2003            2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $   15.31        $   12.78        $   10.94        $   10.49       $   12.29
                                                     ----------------------------------------------------------------------------
Investment income--net** ........................          .30              .21              .15              .15             .14
Realized and unrealized gain (loss)--net ........         1.89             2.52             1.84              .44           (1.30)
                                                     ----------------------------------------------------------------------------
Total from investment operations ................         2.19             2.73             1.99              .59           (1.16)
                                                     ----------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................         (.28)            (.20)            (.15)            (.14)           (.13)
   Realized gain--net ...........................         (.03)              --               --               --            (.51)
                                                     ----------------------------------------------------------------------------
Total dividends and distributions ...............         (.31)            (.20)            (.15)            (.14)           (.64)
                                                     ----------------------------------------------------------------------------
Net asset value, end of year ....................    $   17.19        $   15.31        $   12.78        $   10.94       $   10.49
                                                     ============================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............        14.42%           21.51%           18.28%            5.72%          (9.77%)
                                                     ============================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................         1.07%            1.12%            1.17%            1.20%           1.20%
                                                     ============================================================================
Investment income--net ..........................         1.85%            1.51%            1.26%            1.46%           1.18%
                                                     ============================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $ 278,233        $ 185,675        $ 128,068        $  98,558       $  82,956
                                                     ============================================================================
Portfolio turnover ..............................         2.21%            3.97%            7.66%           11.72%          25.82%
                                                     ============================================================================

                                                                                       Class B
The following per share data                         ----------------------------------------------------------------------------
and ratios have been derived                                                  For the Year Ended July 31,
from information provided in                         ----------------------------------------------------------------------------
the financial statements.                               2006             2005             2004             2003            2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $   15.36        $   12.83        $   10.97        $   10.53       $   12.33
                                                     ----------------------------------------------------------------------------
Investment income--net** ........................          .18              .11              .06              .07             .05
Realized and unrealized gain (loss)--net ........         1.88             2.52             1.86              .43           (1.30)
                                                     ----------------------------------------------------------------------------
Total from investment operations ................         2.06             2.63             1.92              .50           (1.25)
                                                     ----------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................         (.15)            (.10)            (.06)            (.06)           (.04)
   Realized gain--net ...........................         (.03)              --               --               --            (.51)
                                                     ----------------------------------------------------------------------------
Total dividends and distributions ...............         (.18)            (.10)            (.06)            (.06)           (.55)
                                                     ----------------------------------------------------------------------------
Net asset value, end of year ....................    $   17.24        $   15.36        $   12.83        $   10.97       $   10.53
                                                     ============================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............        13.48%           20.52%           17.52%            4.79%         (10.45%)
                                                     ============================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................         1.84%            1.89%            1.94%            1.98%           1.98%
                                                     ============================================================================
Investment income--net ..........................         1.09%             .75%             .49%             .69%            .40%
                                                     ============================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $  83,643        $  78,548        $  62,608        $  53,429       $  44,371
                                                     ============================================================================
Portfolio turnover ..............................         2.21%            3.97%            7.66%           11.72%          25.82%
                                                     ============================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         15

                                                                                       Class C
The following per share data                         ----------------------------------------------------------------------------
and ratios have been derived                                                  For the Year Ended July 31,
from information provided in                         ----------------------------------------------------------------------------
the financial statements.                               2006             2005             2004             2003            2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $   15.08        $   12.60        $   10.79        $   10.35       $   12.15
                                                     ----------------------------------------------------------------------------
Investment income--net** ........................          .17              .10              .06              .07             .04
Realized and unrealized gain (loss)--net ........         1.86             2.49             1.81              .43           (1.27)
                                                     ----------------------------------------------------------------------------
Total from investment operations ................         2.03             2.59             1.87              .50           (1.23)
                                                     ----------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................         (.16)            (.11)            (.06)            (.06)           (.06)
   Realized gain--net ...........................         (.03)              --               --               --            (.51)
                                                     ----------------------------------------------------------------------------
Total dividends and distributions ...............         (.19)            (.11)            (.06)            (.06)           (.57)
                                                     ----------------------------------------------------------------------------
Net asset value, end of year ....................    $   16.92        $   15.08        $   12.60        $   10.79       $   10.35
                                                     ============================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............        13.56%           20.58%           17.40%            4.89%         (10.50%)
                                                     ============================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................         1.84%            1.89%            1.94%            1.98%           1.97%
                                                     ============================================================================
Investment income--net ..........................         1.09%             .74%             .48%             .69%            .38%
                                                     ============================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $ 135,557        $  81,489        $  43,287        $  29,947       $  24,748
                                                     ============================================================================
Portfolio turnover ..............................         2.21%            3.97%            7.66%           11.72%          25.82%
                                                     ============================================================================

                                                                                       Class I
The following per share data                         ----------------------------------------------------------------------------
and ratios have been derived                                                  For the Year Ended July 31,
from information provided in                         ----------------------------------------------------------------------------
the financial statements.                               2006             2005             2004             2003            2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $   15.32        $   12.79        $   10.94        $   10.49       $   12.30
                                                     ----------------------------------------------------------------------------
Investment income--net** ........................          .34              .25              .18              .18             .16
Realized and unrealized gain (loss)--net ........         1.88             2.52             1.85              .43           (1.30)
                                                     ----------------------------------------------------------------------------
Total from investment operations ................         2.22             2.77             2.03              .61           (1.14)
                                                     ----------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................         (.31)            (.24)            (.18)            (.16)           (.16)
   Realized gain--net ...........................         (.03)              --               --               --            (.51)
                                                     ----------------------------------------------------------------------------
Total dividends and distributions ...............         (.34)            (.24)            (.18)            (.16)           (.67)
                                                     ----------------------------------------------------------------------------
Net asset value, end of year ....................    $   17.20        $   15.32        $   12.79        $   10.94       $   10.49
                                                     ============================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............        14.68%           21.78%           18.66%            5.98%          (9.61%)
                                                     ============================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................          .82%             .87%             .92%             .95%            .95%
                                                     ============================================================================
Investment income--net ..........................         2.10%            1.76%            1.51%            1.72%           1.42%
                                                     ============================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $ 276,433        $ 191,538        $ 120,151        $ 102,651       $  51,345
                                                     ============================================================================
Portfolio turnover ..............................         2.21%            3.97%            7.66%           11.72%          25.82%
                                                     ============================================================================

* Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end charge.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


16      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Financial Highlights (concluded)

                                                                                             Class R
                                                                ------------------------------------------------------------------
                                                                                                                        For the
                                                                               For the Year Ended                        Period
                                                                                    July 31,                          Jan. 3, 2003+
The following per share data and ratios have been derived       -------------------------------------------------       to July 31,
from information provided in the financial statements.            2006                2005                2004             2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............            $   15.41           $   12.87           $   11.02        $   10.38
                                                                ------------------------------------------------------------------
Investment income--net** ...........................                  .27                 .19                 .07              .04
Realized and unrealized gain--net ..................                 1.89                2.54                1.91              .60
                                                                ------------------------------------------------------------------
Total from investment operations ...................                 2.16                2.73                1.98              .64
                                                                ------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ..........................                 (.24)               (.19)               (.13)              --
   Realized gain--net ..............................                 (.03)                 --                  --               --
                                                                ------------------------------------------------------------------
Total dividends and distributions ..................                 (.27)               (.19)               (.13)              --
                                                                ------------------------------------------------------------------
Net asset value, end of period .....................            $   17.30           $   15.41           $   12.87        $   11.02
                                                                ==================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .................                14.18%              21.31%              18.19%            7.01%@
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses ...........................................                 1.32%               1.29%               1.33%            1.45%*
                                                                ==================================================================
Investment income--net .............................                 1.61%               1.32%               1.05%            1.10%*
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...........            $  10,204           $   2,809           $     741        $      14
                                                                ==================================================================
Portfolio turnover .................................                 2.21%               3.97%               7.66%           11.72%
                                                                ==================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         17

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Equity Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuations of other short-term investment vehicles are generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.


18      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         19

(h) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $75,179 has been reclassified between undistributed net investment income and undistributed net realized capital gains on investments as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class A ............................              .25%                   --
Class B ............................              .25%                  .75%
Class C ............................              .25%                  .75%
Class R ............................              .25%                  .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended July 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                  FAMD                   MLPF&S
--------------------------------------------------------------------------------
Class A ........................                $ 31,531                $395,422
Class I ........................                $  5,925                $ 97,146
--------------------------------------------------------------------------------

For the year ended July 31, 2006, MLPF&S received contingent deferred sales charges of $48,900 and $18,481 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received a contingent deferred sales


20      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006
charge of $1,797 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of July 31, 2006, the Fund lent securities with a value of $124,700 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended July 31, 2006, MLIM, LLC received $33,861 in securities lending agent fees.

In addition, MLPF&S received $35,740 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2006.

For the year ended July 31, 2006, the Fund reimbursed MLIM $13,928 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close around the end of the third quarter of 2006.

On July 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc., as well as a contingent sub-advisory agreement with BlackRock Advisors, Inc. The new advisory agreement will become effective upon the closing of the BlackRock transaction described above and the investment advisory fee will be unchanged.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2006 were $158,033,552 and $13,192,627, respectively.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $168,442,763 and $108,000,742 for the years ended July 31, 2006 and July 31,
2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2006                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................            6,352,606         $ 103,326,154
Automatic conversion of shares .....              558,866             9,080,132
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ................              243,367             3,937,328
                                            -----------------------------------
Total issued .......................            7,154,839           116,343,614
Shares redeemed ....................           (3,093,209)          (50,184,247)
                                            -----------------------------------
Net increase .......................            4,061,630         $  66,159,367
                                            ===================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2005                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................            3,435,959         $  49,422,434
Automatic conversion of shares .....              362,058             5,105,802
Shares issued to shareholders in
  reinvestment of dividends ........              135,805             1,944,642
                                            -----------------------------------
Total issued .......................            3,933,822            56,472,878
Shares redeemed ....................           (1,823,979)          (25,860,633)
                                            -----------------------------------
Net increase .......................            2,109,843         $  30,612,245
                                            ===================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2006                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................            1,366,155         $  22,232,348
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ................               47,008               759,074
                                            -----------------------------------
Total issued .......................            1,413,163            22,991,422
                                            -----------------------------------
Automatic conversion of shares .....             (557,367)           (9,080,132)
Shares redeemed ....................           (1,119,436)          (18,221,636)
                                            -----------------------------------
Total redeemed .....................           (1,676,803)          (27,301,768)
                                            -----------------------------------
Net decrease .......................             (263,640)        $  (4,310,346)
                                            ===================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2005                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................            1,640,067         $  23,338,366
Shares issued to shareholders in
  reinvestment of dividends ........               27,274               391,392
                                            -----------------------------------
Total issued .......................            1,667,341            23,729,758
                                            -----------------------------------
Automatic conversion of shares .....             (361,080)           (5,105,802)
Shares redeemed ....................           (1,073,306)          (15,239,671)
                                            -----------------------------------
Total redeemed .....................           (1,434,386)          (20,345,473)
                                            -----------------------------------
Net increase .......................              232,955         $   3,384,285
                                            ===================================


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         21

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2006                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................            3,570,316         $  57,495,253
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ................               65,751             1,047,886
                                            -----------------------------------
Total issued .......................            3,636,067            58,543,139
Shares redeemed ....................           (1,025,423)          (16,537,340)
                                            -----------------------------------
Net increase .......................            2,610,644         $  42,005,799
                                            ===================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2005                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................            2,604,553         $  36,689,169
Shares issued to shareholders in
  reinvestment of dividends ........               26,723               379,531
                                            -----------------------------------
Total issued .......................            2,631,276            37,068,700
Shares redeemed ....................             (662,086)           (9,206,592)
                                            -----------------------------------
Net increase .......................            1,969,190         $  27,862,108
                                            ===================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2006                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................            6,606,519         $ 107,564,012
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ................              178,304             2,885,460
                                            -----------------------------------
Total issued .......................            6,784,823           110,449,472
Shares redeemed ....................           (3,215,424)          (52,513,697)
                                            -----------------------------------
Net increase .......................            3,569,399         $  57,935,775
                                            ===================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2005                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................            5,566,739         $  79,622,338
Shares issued to shareholders in
  reinvestment of dividends ........               97,236             1,398,227
                                            -----------------------------------
Total issued .......................            5,663,975            81,020,565
Shares redeemed ....................           (2,554,600)          (36,656,877)
                                            -----------------------------------
Net increase .......................            3,109,375         $  44,363,688
                                            ===================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2006                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................              590,945         $   9,675,548
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ................                6,862               112,813
                                            -----------------------------------
Total issued .......................              597,807             9,788,361
Shares redeemed ....................             (190,088)           (3,136,193)
                                            -----------------------------------
Net increase .......................              407,719         $   6,652,168
                                            ===================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2005                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................              193,777         $   2,770,854
Shares issued to shareholders in
  reinvestment of dividends ........                1,495                21,811
                                            -----------------------------------
Total issued .......................              195,272             2,792,665
Shares redeemed ....................              (70,573)           (1,014,249)
                                            -----------------------------------
Net increase .......................              124,699         $   1,778,416
                                            ===================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended July 31, 2006.

6. Plan of Reorganization:

On May 12, 2006, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire substantially all of the assets and will assume substantially all of the liabilities of BlackRock Dividend Achievers Portfolio in exchange for newly issued shares of the Fund.

7. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   7/31/2006          7/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $11,119,645        $ 5,781,102
  Net long-term capital gains ............            500,522                 --
                                                  ------------------------------
Total distributions ......................        $11,620,167        $ 5,781,102
                                                  ==============================

As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ......................        $  1,047,883
Undistributed long-term capital gains -- net ..............           1,785,230
                                                                   ------------
Total undistributed earnings -- net .......................           2,833,113
Capital loss carryforward .................................                  --
Unrealized gains -- net ...................................         219,719,906*
                                                                   ------------
Total accumulated earnings -- net .........................        $222,553,019
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts.


22      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Equity Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Equity Dividend Fund as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Equity Dividend Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 20, 2006

Important Tax Information (unaudited)

All of the ordinary income distributions paid by Merrill Lynch Equity Dividend Fund during the taxable year ended July 31, 2006 qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.

Additionally, the Fund distributed long-term capital gains of $.006887 per share to shareholders of record on October 11, 2005 and $.006251 per share to shareholders of record on December 14, 2005.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         23

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee, whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to retail insurance funds under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the


24      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006
sub-adviser and their affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in February 2006, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail and institutional equity income funds for the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the first quintile for each of the one-, three- and five-year periods. The Board considered the Fund's performance based on annualized total return and noted that the Fund's total return was in the first quintile for each of the one-year periods ended November 30, 2005 and 2004, in the second quintile for each of the one-year periods ended November 30, 2003 and 2002 and in the third quintile for the one-year period ended November 30, 2001. The Board also considered the Fund's performance based on annualized yield and noted that the Fund's yield was in the third quintile for each of the one-year periods ended November 30, 2005, 2004, 2002 and 2001 and in the fourth quintile for the one-year period ended November 30, 2003. Considering all these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Shearer (the Fund's senior portfolio manager) has more than 10 years' experience in portfolio management. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to a retail insurance fund with a similar investment mandate. It was noted that the fees charged by the Investment Adviser to the retail insurance fund were equal to those being charged to the Fund. The Board noted that the Fund's actual and contractual management fees were below the medians of actual and contractual management fees charged by comparable funds as classified by Lipper and that the Fund's total expenses also were below the median for total expenses of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         25

Disclosure of Investment Advisory Agreement (concluded)

the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction, including a proposed reorganization in which the Fund would acquire the assets and liabilities of BlackRock Dividend AchieversTM Portfolio, a series of BlackRock FundsSM, on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;


26      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in February 2006, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper. Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         27

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The trustees considered the fact that it was being proposed that the Fund acquire the assets and liabilities of BlackRock Dividend AchieversTM Portfolio, a series of BlackRock FundsSM, as part of a reorganization.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain


28      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006
transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         29

Disclosure of New Investment Advisory Agreement (concluded)

Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for the Fund. The trustees compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two year-period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Subadvisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also


30      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006
considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         31

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served     Principal Occupation(s) During Past 5 Years         Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to    President of the MLIM/FAM-advised funds since       131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present    2005; President and Chief Investment Officer of     178 Portfolios
            08543-9011     Trustee                 MLIM and FAM since 2001; Co-Head (Americas Region)
            Age: 51                                thereof from 2000 to 2001 and Senior Vice
                                                   President from 1999 to 2001; President and
                                                   Director of Princeton Services, Inc. ("Princeton
                                                   Services") since 2001; President of Princeton
                                                   Administrators, L.P. ("Princeton Administrators")
                                                   since 2001; Chief Investment Officer of
                                                   OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                   President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1998 to    Professor Emeritus of Finance, School of Business,  49 Funds        None
Forbes**    Princeton, NJ               present    State University of New York at Albany since 2000   51 Portfolios
            08543-9095                             and Professor thereof from 1989 to 2000;
            Age: 65                                International Consultant, Urban Institute,
                                                   Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1994 to    Professor, Harvard Business School since 1989;      49 Funds        Newell
Montgomery  Princeton, NJ               present    Associate Professor, J.L. Kellogg Graduate School   51 Portfolios   Rubbermaid,
            08543-9095                             of Management, Northwestern University from 1985                    Inc. (manu-
            Age: 54                                to 1989; Associate Professor, Graduate School of                    facturing)
                                                   Business Administration, University of Michigan
                                                   from 1979 to 1985; Director, Harvard Business
                                                   School Publishing since 2005; Director, McLean
                                                   Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Trustee      2004 to    Self-employed consultant since 2001; Counsel of     49 Funds        None
Reid        Princeton, NJ               present    Alliance Capital Management (investment adviser)    51 Portfolios
            08543-9095                             in 2000; General Counsel, Director and Secretary
            Age: 60                                of Sanford C. Bernstein & Co., Inc. (investment
                                                   adviser/broker-dealer) from 1997 to 2000;
                                                   Secretary, Sanford C. Bernstein Fund, Inc. from
                                                   1994 to 2000; Director and Secretary of SCB, Inc.
                                                   since 1998; Director and Secretary of SCB
                                                   Partners, Inc. since 2000; and Director of
                                                   Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to    President, Middle East Institute, from 1995 to      49 Funds        None
Suddarth    Princeton, NJ               present    2001; Foreign Service Officer, United States        51 Portfolios
            08543-9095                             Foreign Service, from 1961 to 1995 and Career
            Age: 70                                Minister from 1989 to 1995; Deputy Inspector
                                                   General, U.S. Department of State, from 1991 to
                                                   1994; U.S. Ambassador to the Hashemite Kingdom of
                                                   Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


32      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served     Principal Occupation(s) During Past 5 Years         Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1988 to    Professor of Finance from 1984 to 1995, Dean from   49 Funds        Bowne & Co.,
West        Princeton, NJ               present    1984 to 1993 and since 1995 Dean Emeritus of        51 Portfolios   Inc. (finan-
            08543-9095                             New York University's Leonard N. Stern School of                    cial
            Age: 68                                Business Administration.                                            printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to    Self-employed financial consultant since 1994;      49 Funds        None
Zinbarg     Princeton, NJ               present    Executive Vice President of the Prudential          51 Portfolios
            08543-9095                             Insurance Company of America from 1988 to
            Age: 71                                1994; Former Director of Prudential Reinsurance
                                                   Company and former Trustee of the Prudential
                                                   Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Trust        Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to    Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present    First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and          and 1999   Treasurer of Princeton Services since 1999 and Director since 2004; Vice
            Age: 46        Treasurer    to         President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
                                        present    Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                                   2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert M.   P.O. Box 9011  Vice         1992 to    Managing Director of MLIM since 2000; First Vice President of MLIM from 1998 to
Shearer     Princeton, NJ  President    present    2000; Vice President of MLIM from 1997 to 1998.
            08543-9011
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                                Morgan Stanley Investment  Management from 2002 to 2004; Managing Director and
                                                   Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                   Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                   Officer at  Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                   Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                   from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                             Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         33

Portfolio Information

As of July 31, 2006

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ...........................................             2.8%
Bank of America Corp. .......................................             2.6
Citigroup Inc. ..............................................             2.1
General Electric Co. ........................................             2.0
Total SA (ADR) ..............................................             1.9
Peabody Energy Corp. ........................................             1.9
ConocoPhillips ..............................................             1.9
TXU Corp. ...................................................             1.9
Cameco Corp. ................................................             1.7
Verizon Communications, Inc. ................................             1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels .................................            17.1%
Metals & Mining .............................................             8.0
Diversified Financial Services ..............................             5.9
Commercial Banks ............................................             5.9
Aerospace & Defense .........................................             4.9
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Proxy Results

During the six-month period ended July 31, 2006, Merrill Lynch Equity Dividend Fund`s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------------
                                                         Shares Voted       Shares Voted      Shares Voted
                                                             For               Against           Abstain
----------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement.        22,638,833           374,094           405,201
----------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement.         22,595,899           384,995           437,234
----------------------------------------------------------------------------------------------------------


34      MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail informa-tion. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH EQUITY DIVIDEND FUND              JULY 31, 2006         35

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Equity Dividend Fund
Box 9011
Princeton, NJ 08543-9011

                                                                  #10561 -- 7/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending July 31, 2006 - $29,000
                                     Fiscal Year Ending July 31, 2005 - $28,500

         (b) Audit-Related Fees -    Fiscal Year Ending July 31, 2006 - $10,400
                                     Fiscal Year Ending July 31, 2005 - $0

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -              Fiscal Year Ending July 31, 2006 - $6,000
                                     Fiscal Year Ending July 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending July 31, 2006 - $0
                                     Fiscal Year Ending July 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2006 - $2,186,750
             Fiscal Year Ending July 31, 2005 - $7,926,666

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,409,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Equity Dividend Fund


By: /s/ Robert C. Doll, Jr.
    -------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Equity Dividend Fund

Date: September 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Equity Dividend Fund

Date: September 20, 2006


By: /s/ Donald C. Burke
    -------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Equity Dividend Fund

Date: September 20, 2006